UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2017

PolyOne Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center

33587 Walker Road

Avon Lake, Ohio 44012

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On May 11, 2017, the shareholders of PolyOne Corporation (the “Company”), upon recommendation of the Company’s Board of Directors (the “Board”), approved the PolyOne Corporation 2017 Equity and Incentive Compensation Plan (the “Plan”). The Board adopted the Plan on March 10, 2017, subject to shareholder approval.

The Plan authorizes the Compensation Committee of the Board (the “Committee”) to provide equity-based or cash-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards, dividend equivalents, and certain other awards for the purpose of attracting and retaining non-employee directors, officers and other employees of the Company and its subsidiaries and providing such persons incentives and rewards for service or performance. Subject to adjustment as described in the Plan and subject to the Plan’s share counting rules, as well as the reduction to take into account shares granted under our prior equity plan, a total of 2,500,000 shares of common stock are available for awards granted under the Plan.

Under the Plan, the management objectives applicable to awards of performance shares, performance units, restricted stock, restricted stock units, or certain other awards contemplated under the Plan (or portions of such awards) intended to qualify as “qualified performance-based compensation” must be based on one or more, or a combination, of the following criteria:

•	Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit — these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

•	Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

•	Returns (e.g., Profits or Cash Flow returns on: assets, invested capital, net capital employed, sales, and equity);

•	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);

•	Profit Margins (e.g., Profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

•	Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth by targeted country, region or end market, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to shareholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

•	Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices (including succession planning and talent development) and employee benefits, supervision of litigation and information technology, and goals or synergies relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

The Board generally will be able to amend the Plan, subject to shareholder approval in certain circumstances as described in the Plan.

The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is incorporated by reference into Exhibit 10.1 of this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 11, 2017 (the “Annual Meeting”). The final results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed on March 31, 2017.

a)	The following individuals were nominated in 2017 to serve as directors until the 2018 Annual Meeting of Shareholders. All nominees were elected. The voting results were as follows:

Director Nominee	For	Withheld	Broker Non- Votes
Richard H. Fearon	72,034,144	1,410,969	3,167,836
Gregory J. Goff	68,720,848	4,724,265	3,167,836
William R. Jellison	72,500,223	944,890	3,167,836
Sandra Beach Lin	72,484,324	960,789	3,167,836
Richard A. Lorraine	71,947,175	1,497,938	3,167,836
Kim Ann Mink	73,220,478	224,635	3,167,836
Robert M. Patterson	71,828,139	1,616,974	3,167,836
William H. Powell	73,220,737	224,376	3,167,836
Kerry J. Preete	73,228,526	216,587	3,167,836
William A. Wulfsohn	67,303,237	6,141,876	3,167,836

b)	The shareholders approved, on an advisory basis, our named executive officer compensation. The voting results were as follows:

For	Against	Abstentions	Broker Non- Votes
71,033,647	2,142,534	268,932	3,167,836

c)	Shareholders recommended, on an advisory basis, that the shareholder vote on the compensation of the Company’s named executive officers should occur every year, as set forth below.

1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes
61,747,176	103,153	11,342,773	252,011	3,167,836

The Company has determined that the advisory vote on the compensation of the Company’s named executive officers will be held every year until the next vote on the frequency of such advisory votes.

d)	The shareholders approved the PolyOne Corporation 2017 Equity and Incentive Compensation Plan. The voting results were as follows:

For	Against	Abstentions	Broker Non- Votes
69,322,760	3,858,467	263,886	3,167,836

e)	The shareholders approved the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The voting results were as follows:

For	Against	Abstentions
73,862,291	2,609,257	141,401

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits.

Exhibit Number	Description

10.1	PolyOne Corporation 2017 Equity and Incentive Compensation Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed on March 31, 2017, Commission File No. 001-16091)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PolyOne Corporation

By:	/s/ Lisa K. Kunkle
Lisa K. Kunkle Senior Vice President, General Counsel and Secretary

Date: May 11, 2017

Exhibit Index

Exhibit Number	Description

10.1	PolyOne Corporation 2017 Equity and Incentive Compensation Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed on March 31, 2017, Commission File No. 001-16091)